                                                                    EXHIBIT 99.2
                                                                    ------------

                                ESCROW AGREEMENT
                                ----------------


     ESCROW AGREEMENT (this "Agreement") made this 28th day of June, 1996 by and
                             ---------
among Individual, Inc., a Delaware corporation (the "Buyer"), FreeLoader, Inc.,
                                                     -----
a Delaware corporation (the "Company"), the stockholders (the "Stockholders")
                             -------
and optionholders (the "Optionholders") of the Company listed on Schedule 1
                                                                 ----------
hereto (collectively, the "Securityholders"), Frederick Wilson, as representative (the "Representative") of the Securityholders (the Company, the Securityholders and the Representative are sometimes collectively referred to hereinafter as the "Sellers"), and Fleet National Bank, a national banking association, as escrow agent (the "Escrow Agent").
                                   ------------

     WHEREAS, the Buyer, the Company, certain of the Stockholders and FL Acquisition Corp., a wholly-owned subsidiary of Buyer ("Merger Sub") have entered into an Agreement and Plan of Reorganization dated as of May 30, 1996 (the "Merger Agreement"), pursuant to which Merger Sub will merge (the "Merger")
      ----------------
with and into the Company at and as of the Effective Time (as defined in the Merger Agreement), with the Company remaining as the surviving entity.

     WHEREAS, pursuant to the Merger, an aggregate of approximately (i) 1,514,309 shares of the Common Stock of the Buyer, $.01 par value per share (the "Buyer Stock") will be issued to the Stockholders (the "Stockholders' Consideration"), and (ii) 360,180 shares of Buyer Stock will be reserved for issuance upon exercise of outstanding Company options (the "Options") which shall be assumed by the Buyer in connection with the Merger.

     WHEREAS, pursuant to Section 2.07 of the Merger Agreement, the parties to the Merger Agreement have agreed that (i) approximately 151,430 shares of Buyer Stock (equal to 10% of the Stockholders' Consideration) (the "Initial Escrow Shares") shall be deposited with the Escrow Agent and held in escrow (the "Escrow") pursuant to the terms of the Merger Agreement and this Agreement as collateral for the Securityholders' indemnification obligations under Section 10.02, (ii) 10% of all shares of Buyer Stock issued after the Effective Time during the term of this Agreement upon exercise of Options (the "Additional Escrow Shares") shall be deposited into Escrow with the Escrow Agent as collateral for the Securityholders' indemnification obligations under Section
10.02 of the Merger Agreement, and (iii) 10% of all outstanding and unexercised Options after the Effective Time during the term of this Agreement shall be and remain at all times subject to this Escrow Agreement as collateral for the Securityholders' indemnification obligations under Section 10.02 of the Merger Agreement.

     WHEREAS, the parties desire to establish the terms and conditions pursuant to which the Escrow Shares (as defined below) will be deposited, held in, and disbursed from the Escrow.

     WHEREAS, pursuant to Section 9.02 of the Merger Agreement, it is a condition to the Buyer's obligations under the Merger Agreement that the Sellers execute and deliver this Agreement.

     WHEREAS, the parties hereto intend that the provisions of this Agreement comply in all respects with the requirements of Revenue Procedure 84-42, 1984-1 C.B. 521.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms used in this Agreement and not defined
          -----------
herein shall have the meaning assigned thereto in the Merger Agreement.

     2.   Security Interest in Shares.  The Sellers hereby grant a security
          ---------------------------
interest in the Escrow Shares to be held by the Escrow Agent hereunder to the Buyer to secure the performance of the Sellers' indemnification obligations pursuant to Section 10.02 of the Merger Agreement, subject to the terms and conditions hereinafter set forth.

     3.   Escrow.  As promptly as practicable following the Effective Time, the
          ------
Buyer, on behalf of the Sellers, shall deliver to the Escrow Agent one or more stock certificates, issued in the name of the Escrow Agent, representing the Initial Escrow Shares. Upon all exercises of Options at any time or times after the Effective Time during the term of this Agreement, one or more stock certificates issued in the name of the Escrow Agent representing the Additional Escrow Shares shall be delivered to the Escrow Agent pursuant to Section 2.07 of the Merger Agreement to be held in Escrow as collateral for the Securityholders' indemnification obligations under Section 10.02 of the Merger Agreement. The Initial Escrow Shares and Additional Escrow Shares are referred to herein collectively as the "Escrow Shares." All Escrow Shares are to be held in Escrow by the Escrow Agent as collateral for the indemnification obligations under
Section 10.02 of the Merger Agreement, and pursuant to the terms and conditions of this Agreement. The percentage interest of each of the Stockholders and Optionholders in the Escrow Shares is set forth on Annex B attached hereto
                                                   -------
(each, a "Securityholder's Pro-Rata Interest"). The Buyer shall provide the Escrow Agent with an updated Annex B upon each delivery of Additional Escrow
                             --------
Shares to the Escrow Agent hereunder if necessary to reflect any changes in any Securityholder's Pro-Rata Interest.

     4.   Release of Escrow Shares.  Except as otherwise expressly provided in
          ------------------------
this Agreement, the Escrow Shares shall be released by the Escrow Agent only as follows:

          (a) If the Buyer, and after the Closing the Company or any Subsidiary, or any of their Affiliates, shall incur or suffer any Loss for which it is entitled to indemnification under Section 10.02 of the Merger Agreement, the Chief Executive Officer, President (if different from the Chief Executive Officer), any Executive Vice President or the Chief Financial Officer of the Buyer shall give written notice (a "Claim Notice") of its claim to
                                    ------------
indemnification (a "Claim") to the Escrow Agent and the Representative.  Each
                    -----
Claim Notice shall identify in reasonable detail the nature of the claim and shall specify the amount of the claimed Loss, if reasonably determinable. The Escrow Agent shall have no duty to determine whether the detail of the nature of the claim set forth in such Claim Notice is reasonable. A notice of claim is deemed received on the second business day after the date sent by registered or certified mail, return receipt requeested, or if sent by hand delivery, on the same business day on which such delivery is made (or on the next business day after delivery is made if not made on a business day).

          (b) If the Representative objects to the validity of the Claim or the amount of Loss with respect thereto, the Representative shall, within fifteen
(15) days after its receipt of the Claim Notice, provide written notice (the

"Response Notice") of such objection to the Escrow Agent and the Buyer.  The
- ----------------
Response Notice shall set forth in detail the basis of the Sellers' objection to the Claim and the amount of Loss which is in dispute. If a Response Notice is received by the Escrow Agent within the required time period, the Escrow Agent shall retain a sufficient number of Escrow Shares (valued at the Value (as defined below) of a share of Buyer Stock) to satisfy the entire Loss, and shall not release such shares until the dispute is resolved in accordance with Section 4(d) below.

          (c) In the event that the Representative (i) shall not have provided a Response Notice within the 15-day period described in Section 4(b) or (ii) shall have objected in a Response Notice only to the amount of Loss set forth in a Claim Notice, then the Sellers shall be deemed to have approved and consented to the release to the Buyer of a portion of the Escrow Shares (valued at the Value of a share of Buyer Stock) sufficient in the case of clause (i) above to satisfy the entire Loss described in the Claim Notice and in the case of clause (ii) above to satisfy the amount of the Loss described in the Claim Notice as to which the Representative has not objected in the Response Notice, and the Escrow Agent shall forthwith release that portion of the Escrow Shares to Buyer.

          (d) Resolution of any dispute relating to the Escrow Shares or the amount of Loss set forth in any Claim Notice shall be evidenced by (i) a written notification to the Escrow Agent signed by each of the Buyer and the Representative or (ii) a final order or decision of any court of competent jurisdiction or arbitration panel.

          (e) The Escrow Agent shall not release any Escrow Shares to the Representative prior to the first anniversary of the Closing Date, at which time it shall distribute to the Representative all Escrow Shares not then the subject of an unresolved Claim Notice, in such certificates and such denominations as are based on each Securityholder's Pro-Rata Interest in such Escrow Shares.

          (f) Cash will be paid in lieu of fractions of Escrow Shares required to be released or otherwise delivered hereunder in an amount equal to the product (rounded to the nearest whole cent) determined by multiplying such fraction by the Value on the date of required payment.

          (g) The Escrow Agent shall hold the Escrow Shares for the entire term of this Agreement and, unless otherwise required herein, shall not sell, assign or otherwise transfer or dispose of such Escrow Shares unless it shall have received instructions in writing from both the Buyer and the Representative. Notwithstanding the foregoing, Buyer may require the Escrow Agent to sell any Escrow Shares that are required to be returned to Buyer hereunder and to remit the proceeds thereof to Buyer, in lieu of transferring the Escrow Shares themselves.

          (h) For purposes of this Section 4, the "Value" of a share of Buyer Stock shall be the average of the reported last sale price of the Buyer Stock on the Nasdaq National Market for the ten trading days ended on (and including) the third trading day immediately preceding the date on which the Value is required to be determined for purposes hereof.

     5.   Dividends and Other Distributions.  All cash dividends payable with
          ---------------------------------
respect to the Escrow Shares, and all non-cash dividends and distributions with respect to the Escrow Shares, shall be distributed directly to the appropriate Securityholders.

     6.   Exercise of Rights by the Representative.  For so long as the Escrow
          ----------------------------------------
Shares are held hereunder, and except as otherwise set forth herein, the Representative shall be entitled to exercise all voting and consensual powers and all other rights pertaining to the Escrow Shares.

     7.   Matters Relating to the Escrow Agent.
          ------------------------------------

          (a) The duties and obligations of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. Except for the "Definitions" set forth in Section 1.01 of the Merger Agreement, the Escrow Agent shall be under no obligation to refer to any other documents between or among the parties related in any way to this Escrow Agreement. Except for its obligation to comply with all release procedures expressly set forth herein or as otherwise expressly set forth herein, the Escrow Agent shall have no obligation to confirm the accuracy or correctness of claims made by the other parties hereto pursuant to the Merger Agreement with respect to the Escrow Shares. The Escrow Agreement shall not be subject to or bound by the terms of the Merger Agreement or any other related agreement executed pursuant thereto (collectively, the "Related Agreements") to which the Escrow Agent is not a party (regardless of whether the Escrow Agent has knowledge of such agreement).

          (b) The Escrow Agent shall not be liable to anyone by reason of any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for any thing which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own gross negligence or bad faith.

          (c) The Escrow Agent shall be entitled to rely and shall be protected in acting in reliance upon any writing furnished to it by any party hereto in accordance with the terms hereof, and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it by any party and believed by the Escrow Agent to be genuine and to have been signed by the proper party. The Escrow Agent shall not be responsible or liable for the completeness, correctness or accuracy of any of the Merger Agreement or Related Agreements to which the Escrow Agent is not a party.

          (d) The Escrow Agent may consult with independent counsel with respect to any question relating to its duties or responsibilities hereunder and shall not be liable for any action taken or omitted in good faith on advice of such counsel.

          (e) In the event of any disagreement or dispute concerning the rights and obligations of the Escrow Agent, the Escrow Agent shall be entitled, at its option, to refuse to comply with the claims or demands of any party hereto until such disagreement or dispute is finally resolved by arbitration or a court of competent jurisdiction (in proceedings which it or any other party may initiate) and the time for appeal of any such arbitration award or final order shall have expired without an appeal being made, and in so doing the Escrow Agent shall not be or become liable to any party.

          (f) The Escrow Agent and successor escrow agent, as the case may be, may resign its duties and be discharged from all other further duties and obligations hereunder at any time upon giving thirty (30) days' prior written notice to the Representative and the Buyer. The Representative and the Buyer shall thereupon jointly designate a successor escrow agent hereunder within said thirty day period, to whom the Escrow Agent shall deliver the Escrow Shares. In the absence of such a joint designation of a successor escrow agent, the Escrow Agent shall, without further liability or responsibility, retain the Escrow Shares as custodian thereof until otherwise directed jointly by the Representative and the Buyer.

     8.   Fees and Expenses of Escrow Agent.   The Escrow Agent will be
          ---------------------------------
compensated on the basis of its reasonable fees as set forth on the Fee Schedule attached hereto as Annex A, plus reasonable legal fees, costs, liabilities and
                   --------
other expenses (the "Escrow Expenses") incurred by the Escrow Agent in connection with or as a result of any disagreement between or among the Sellers, the Buyer, any of the Subsidiaries or any of their Affiliates or in connection with the performance or enforcement of this Agreement. The Buyer will pay such Escrow Expenses, provided, however, that (i) in the event any such Escrow Expenses result from transfers of ownership of any Escrow Shares by the beneficial owner thereof, such expenses shall be borne by the transferring owner and (ii) in the event that any such Escrow Expenses result from any disagreement, such expenses shall be borne by the party who does not prevail in the resolution of such disagreement.

     9.   Notices.  Any notice or other communication required or permitted
          -------
hereunder shall be in writing, and shall be given by registered or certified mail, return receipt requested (postage prepaid), personal delivery, telecopier (confirmed by mail as aforesaid) or courier service (such as Federal Express) addressed as follows:

          if to the Buyer, to:

               Individual, Inc.
               8 New England Executive Park W.

               Burlington, MA  01803
               Attention:  President
               Telecopy: (617) 273-6060

          with a copy to:

               William B. Asher, Jr., Esq.
               Testa, Hurwitz & Thibeault, LLP
               High Street Tower
               125 High Street
               Boston, MA  02110
               Telecopy:  (617) 248-7100
          if to the Company, to:

               FreeLoader, Inc.
               3299 K Street NW
               Suite 300
               Washington, D.C. 20007
               Telecopy:  (202) 686-0660

          with a copy to:

               Michael W. Hall, Esq.
               Venture Law Group
               2800 Sand Hill Road
               Menlo Park, CA 94025
               Telecopy:  (415) 233-8386


          If to the Representative, to:

               Frederick Wilson
               Euclid Partners
               Suite 1022
               50 Rockefeller Plaza
               New York, NY  10020
               Telecopy:  (212) 757-1686.

          with a copy to:

               Michael W. Hall, Esq.
               Venture Law Group
               2800 Sand Hill Road
               Menlo Park, CA 94025
               Telecopy:  (415) 233-8386

          If to Escrow Agent:

               Fleet National Bank
               Corporate Trust Department
               One Federal Street, Boston, MA 02211
               Attention:  Corporate Trust Department
               Telecopier:  617-346-5501

Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid. Such notices and communications shall be deemed effective upon receipt or on the date delivered, if delivered personally, transmitted by telecopier or delivered by courier service such as Federal Express.

     10.  Headings.  Section headings are not to be considered part of this
          --------
Agreement, are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents of Sections to which they relate.

     11.  Governing Law.  The validity, construction and interpretation of this
          -------------
Agreement shall be governed by the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within that commonwealth.

     12.  Termination.  This Agreement shall terminate automatically upon the
          -----------
distribution of all of the Escrow Shares in accordance with the terms of this Agreement.

     13.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     14.  Amendments.  This Agreement may only be amended by an instrument in
          ----------
writing signed by the Buyer and the Representative.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

                              INDIVIDUAL, INC.


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:



                              SECURITYHOLDERS

                              By:  REPRESENTATIVE

                              /s/ Frederick Wilson
                              -------------------------------------------
                              Frederick Wilson



                              REPRESENTATIVE

                              /s/ Frederick Wilson
                              ------------------------------------------
                              Frederick Wilson



                              ESCROW AGENT

                              FLEET NATIONAL BANK


                              By:
                                 --------------------------------------
                                  Name:
                                  Title:

                                                                         Annex A


                           ESCROW AGENT FEE SCHEDULE

Acceptance Fee:                         $500
Annual Administrative Fee:              $1,750
Initial Legal Fees                      $500
Wire Transfer Fees                      $25/wire sent
Investment Fee (if applicable)          $15/transaction

                                                                         Annex B

                                   [Omitted]